UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 16, 2007
____________________

VISUALANT, INCORPORATED

(Exact name of Registrant as specified in its charter)

Nevada	0-25541	91-1948357
(State or jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Union Street, Suite 406
Seattle, Washington 98101
(206) 903-1351
(Address of Registrant’s principal executive office
and telephone number)
___________________________________________

Section 8 - Other Events

Item 8.01 Other Events
Announcement of selection of Kaufman Bros., L.P. (KBRO) to act as Visualant’s exclusive financial advisor and placement agent to assist the Company with execution of strategic business and corporate development strategies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant:	VISUALANT, INCORPORATED
	By:	Registrant: VISUALANT, INCORPORATED /s/ Ronald P. Erickson__________ Ronald P. Erickson, Chairman

Dated: April 16, 2006